UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2026

Biomea Fusion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40335	82-2520134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1599 Industrial Road
San Carlos, California		94070
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 650 980-9099

Not Applicable

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BMEA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 22, 2026, Biomea Fusion, Inc. (the “Company”) updated the anticipated timing for topline results from the Company’s ongoing Phase I GLP-131 trial for BMF-650 in obese, otherwise healthy volunteers, which are now expected in October 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biomea Fusion, Inc.

Date:	September 22, 2026	By:	/s/ Michael J.M. Hitchcock
Michael J.M. Hitchcock Interim Chief Executive Officer, Director (Principal Executive Officer)